UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

August 11, 2020

Date of Report (Date of earliest event reported)

333-188401

(Commission File Number)

SUCCESS ENTERTAINMENT GROUP INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Nevada	99-0385424
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

601 South Boulder Ave., Suite 600, Tulsa, OK	74119
(Address of principal executive offices)	(Zip Code)

(260) 490-9990
(Registrant’s telephone number, including area code)

N/A

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading	Name of each exchange on which registered
Symbol(s)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Review.

On August 11, 2020, Success Entertainment Group International, Inc. (OTCQB: SEGN), a/k/a Renavotio, Inc. (“RI”) (the “Company”), concluded its decision regarding the non-reliance of the Form 10-K/A (Amendment No.1), deciding to rely solely upon the Form 10-K as attached, or the Second Amended Annual Report Form 10-K-A – filed originally on May 15, 2020 for the fiscal year ended December 31, 2019. The Board arrived to this decision on behalf of the Company following discussion with its independent accountant.

A misunderstanding as to the proper version of filing brought into question some of the designations made upon the original form 10Q lead to the filing of the Form 10-K/A. Following further inquiry with our auditor, it was discovered that the original filed Form 10K was in fact the appropriate and correct version.

In compliance with section (c)(3) of Item 4.02, we have obtained a letter from our independent accountant, attached as Exhibit 13.3, addressed to the Commission stating that the independent accountant agrees with the statements made by the registrant in response to this Item 4.02.

The information in this Item 4.02, including the exhibit attached hereto, is furnished solely pursuant to Item 4.02. Consequently, such information is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. Moreover, the information in this Item 4.02, including this exhibit, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.

Cautionary Statement Regarding Forward-Looking Information

This current report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The Company intends forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “anticipates,” “plans,” or similar expressions to identify forward-looking statements. Such statements are subject to certain risks and uncertainties, which could cause the Company’s actual results to differ materially from those anticipated by the forward-looking statements. These risks and uncertainties include, but are not limited to, risks described more fully in Item 1A in the Company’s Annual Report on Form 10-K, which is expressly incorporated herein by reference, and other factors as may periodically be described in the Company’s filings with the SEC.

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Section 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

13.1	Annual Report on Form 10-K - fiscal year ended December 31, 2019 as originally filed May 15, 2020

13.2	First Amended Annual Report Form 10-K-A - fiscal year ended December 31, 2019 as originally filed June 29, 2020

13.3	Independent Accountant’s Letter dated August 11, 2020 as to Reinstatement of Original 10-K

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 11, 2020	By:	/s/ William Robinson
William Robinson
President, Secretary, and Director

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